AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 5, 1998
                                                 REGISTRATION NO. 333-12755
===========================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                ----------

                      POST-EFFECTIVE AMENDMENT NO. 1
                                    TO
                                 FORM SB-2
                          REGISTRATION STATEMENT
                                   UNDER
                        THE SECURITIES ACT OF 1933
                                ----------

                        ENERGY SEARCH, INCORPORATED
              (Name of Small Business Issuer in Its Charter)

           TENNESSEE                  1381                62-1423071
    (State or Other Juris-       (Primary Standard     (I.R.S. Employer
   diction of Incorporation     Industrial Classifi-    Identification
       or Organization)        cation Code Number)          No.)

---------------------------------------------------------------------------
                      280 FORT SANDERS WEST BOULEVARD
                                 SUITE 200
                        KNOXVILLE, TENNESSEE 37922
                              (423) 531-6562

       (Address and Telephone Number of Principal Executive Offices)
                                -----------

                             RICHARD S. COOPER
                                 PRESIDENT
                        ENERGY SEARCH, INCORPORATED
                      280 FORT SANDERS WEST BOULEVARD
                                 SUITE 200
                        KNOXVILLE, TENNESSEE 37922
                              (423) 531-6562
         (Name, address, including zip code, and telephone number,
         including area code, of Registrant's agent for service)

                        COPIES OF COMMUNICATION TO:

        PATRICK R. SUGHROUE, ESP.             STEPHEN C. WATERBURY, ESQ.
        PATRICK R. SUGHROUE, P.C.             WARNER NORCROSS & JUDD LLP
            3777 SPARKS DRIVE                  111 LYON STREET, N.W.
                SUITE 130                    GRAND RAPIDS, MICHIGAN 49503
      GRAND RAPIDS, MICHIGAN 49546                 (616) 742-2137
             (616) 940-3592

If this Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is post-effective amendment filed pursuant to Rule 462 (c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]_____________________________

If this Form is post-effective amendment filed pursuant to Rule 462 (d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] #333 - 12755

If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

     Energy Search, Incorporated (the "Company") filed a Registration Statement on Form SB-2 which became effective on January 23, 1997. The purpose of this document is to file as exhibits documents that have been filed with the Securities and Exchange Commission (the "SEC") subsequent to the last amendment to the Registration Statement.

     The Company files annual, quarterly and special reports, proxy statements, and other information with the SEC. You may read and copy any reports, statements or other information the Company files at the SEC's public reference rooms located at Judiciary Plaza, 450 Fifth Street N.W., Room 1024, Washington, D.C.; Seven World Trade Center, Suite 1300, New York, New York, and 500 W. Madison Street, Suite 1400, Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company's SEC filings also are available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov." The Company's proxy statements and other information also can be inspected at the offices of NASDAQ, 1735 K. Street, Washington, D.C. 20006.

     The Company's Common Stock is reported on The NASDAQ SmallCap Market under the symbol "EGAS."

                        INCORPORATION BY REFERENCE

     The SEC allows the Company to incorporate by reference certain information into this Registration Statement. This means that the Company can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Registration Statement, except for any information superseded by information in this Registration Statement. This Registration Statement incorporates by reference the documents set forth below that the Company previously has filed with the SEC. These documents contain important information about the Company and its finances.

     THE COMPANY'S SEC FILINGS (FILE NO. 001-12679)           PERIOD
     Annual Report on Form 10-KSB                             Year ended December 31, 1997
     Annual Report on Form 10-KSB (Amendment No. 1)           Year ended December 31, 1997
     Registration Statement on Form 8-A                       Filed on January 22, 1997
     Current Report on Form 8-K                               Filed on February 25, 1997
     Definitive Proxy Statement on Schedule 14A               Filed on April 28, 1998
     Quarterly Report on Form 10-QSB                          Quarter ended March 31, 1998
     Current Report on Form 8-K                               Filed on June 30, 1998
     Registration Statement on Form S-3                       Filed on July 2, 1998
     Current Report on Form 8-K                               Filed on July 10, 1998


                                     -2-

     Quarterly Report on Form 10-QSB                          Quarter ended June 30, 1998
     Registration Statement on Form S-3 (Amendment No. 1)     Filed on September 2, 1998
     Registration Statement on Form S-3 (Amendment No. 2)     Filed on September 18, 1998
     Current Report on Form 8-K                               Filed on September 24, 1998

     Documents incorporated by reference are available from the Company without charge, excluding exhibits, unless the Company specifically has incorporated by reference an exhibit in this Registration Statement. You may obtain documents incorporated by reference in this Registration Statement by requesting them in writing or by telephone at the following address: Energy Search, Incorporated, Attention: Secretary, 280 Fort Sanders West Boulevard, Suite 200, Knoxville, Tennessee 37922; (800) 551-5810. To ensure timely delivery, any request should be made five business days in advance.

                                  PART II

                  INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 27.  EXHIBITS

EXHIBIT NO.     DESCRIPTIONS

Exhibit 1.1 Form of Underwriting Agreement, Agreement Among Underwriters, Selected Dealer Agreement<F1>
Exhibit 1.2    Form of Financial Consulting Agreement <F1>
Exhibit 1.3    Form of Underwriters' Warrant Agreement <F1>
Exhibit 1.4 Form of Redeemable Series A Common Stock Purchase Warrant Agreement <F3>
Exhibit 3.1    Third Amended and Restated Charter of the Registrant <F1>
Exhibit 3.2    Third Amended and Restated Bylaws of the Registrant <F1>
Exhibit 3.3    Fourth Amended and Restated Bylaws of the Registrant <F3>
Exhibit 4.1    Specimen of Common Stock Certificate <F3>
Exhibit 4.2 Specimen of Redeemable Series A Common Stock Purchase Warrant Certificate <F4>
Exhibit 4.3    Specimen of Representatives' Warrant Certificate <F3>
Exhibit 4.4    Specimen of Unit Certificate <F4>
Exhibit 5.1    Opinion of Patrick R. Sughroue, P.C.<F3>
Exhibit 5.2 Opinion of Patrick R. Sughroue, P.C. for this Post-Effective Amendment No. 1
Exhibit 9.1    Shareholder Voting Agreement and Irrevocable Proxy <F1>
Exhibit 10.1 Energy Search Natural Gas 1995-A L.P. - Limited Partnership Agreement, Dated: December 31, 1995<F1>
Exhibit 10.2 Energy Search Natural Gas 1995-A L.P. - Joint Drilling and Operating Agreement, Dated: December 31, 1995 <F1>
Exhibit 10.3 Energy Search Natural Gas 1996 L.P. - Limited Partnership Agreement, Dated: June 10, 1996 <F1>

Exhibit 10.4 Energy Search Natural Gas 1996 L.P. - Joint Drilling and Operating Agreement, Dated: June 10, 1996 <F1>
Exhibit 10.5 ESI Pipeline Operating Partnership - Limited Partnership Agreement, Dated: January 7, 1993 <F1>
Exhibit 10.6 Energy Search Natural Gas Pipeline Income Partnership - Limited Partnership Agreement, Dated: January 7, 1993 <F1>
Exhibit 10.7 Gas Servicing Agreement between the Registrant and ESI Pipeline Operating L.P., Dated: January 5, 1993 <F1>
Exhibit 10.8 Selling Agreement - Class B Convertible Preferred Shares between the Registrant and Equity Financial Corporation,
               Dated: March 4, 1996 <F1>
Exhibit 10.9 Selling Agreement -- Class A and Class B Preferred Shares between Registrant and Equity Financial Corporation, Dated:
               March 4, 1996 <F1>
Exhibit 10.10 Selling Agreement -- Variable Rate Subordinated Debentures between Registrant and Equity Financial Corporation, Dated:
               September 19, 1994 <F1>
Exhibit 10.11 Aircraft Lease between Charles P. Torrey, Jr. and the Registrant, Dated February 1, 1995 <F1>
Exhibit 10.12 Beaver Coal Company Lease between Beaver Coal Company Limited and the Registrant, Dated September 15, 1996 <F1>
Exhibit 10.13 Employment Agreements with officers and key employees of the Registrant <F1>
                        (a) Robert L. Remine
                        (b) Charles P. Torrey, Jr.
                        (c) Richard S. Cooper
Exhibit 10.14  Promissory Notes of Executive Officers in Favor of
               Registrant <F1>
                        (a) Charles P. Torrey, Jr.
                        (b) Robert L. Remine
                        (c) Richard S. Cooper
Exhibit 10.15  Stock Option Plan <F3>
Exhibit 10.16  Outside Directors Stock Option Plan <F3>
Exhibit 10.17  Form of Lock-up Agreement <F1>
Exhibit 10.18  Employment Agreement of John M. Johnston <F4>
Exhibit 13.1   Annual Report on Form 10-KSB for Year ended December 31,
               1997 <F5>
Exhibit 13.2 Annual Report on Form 10-KSB (Amendment No. 1) for Year ended December 31, 1997 <F5>
Exhibit 13.3   Quarterly Report on Form 10-QSB for Quarter ended March 31,
               1998 <F5>
Exhibit 13.4   Quarterly Report on Form 10-QSB for Quarter ended June 30,
               1998 <F5>
Exhibit 23.1 Consent of Patrick R. Sughroue, P.C. (included in opinion filed as Exhibit 5.1) <F3>
Exhibit 23.2   Consent of Ronald D. Cameron, CPA <F4>
Exhibit 23.3   Consent of Kim A. Walbe <F4>
Exhibit 23.4   Consent of Plante & Moran, L.L.P., CPA

Exhibit 23.5 Consent of Patrick R. Sughroue, P.C. for this Post-Effective Amendment No. 1 (included in opinion filed as Exhibit 5.2)
Exhibit 27.1   Financial Data Schedule <F2>
Exhibit 99.1   Registration Statement on Form 8-A filed on January 22, 1997
               <F5>
Exhibit 99.2 Definitive Proxy Statement on Schedule 14A filed on April 28, 1998 <F5>
Exhibit 99.3   Current Report on Form 8-K filed on June 30, 1998 <F5>
Exhibit 99.4   Registration Statement on Form S-3 filed on July 2, 1998
               <F5>
Exhibit 99.5   Current Report on Form 8-K filed on July 10, 1998 <F5>
Exhibit 99.6 Registration Statement on Form S-3 (Amendment No. 1) filed on September 2, 1998 <F5>
Exhibit 99.7 Registration Statement on Form S-3 (Amendment No. 2) filed on September 18, 1998 <F5>
Exhibit 99.8   Current Report on Form 8-K filed on September 24, 1998 <F5>
---------------------------------------------------------------------------

<F1> Previously filed with the Company's Registration Statement on Form
     SB-2 filed with the Securities and Exchange Commission on September
     26, 1996.

<F2> Previously filed with the Company's Amendment No. 1 to Registration
     Statement on Form SB-2 filed with the Securities and Exchange Commission on November 14, 1996.

<F3> Previously filed with the Company's Amendment No. 2 to Registration
     Statement on Form SB-2 filed with the Securities and Exchange Commission on December 27, 1996.

<F4> Previously filed with the Company's Amendment No. 3 to Registration
     Statement on Form SB-2 filed with the Securities and Exchange Commission on January 23, 1997.

<F5> Incorporated by reference pursuant to this Post-Effective Amendment
     No. 1 to the Registration Statement.

ITEM 28.  UNDERTAKINGS

         The undersigned registrant hereby undertakes as follows:

(1) To file, during any period in which it offers or sells securities, a post-effective amendment to this Registration Statement to:

     (a) Include any Prospectus required by Section 10(a)(3) of the Securities Act;

     (b) Reflect in the Prospectus any facts or events which, individually or together, represent a fundamental change in the Registration Statement, and notwithstanding the forgoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in the volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the"Calculation of Registration Fee" table in the effective registration statement; and

     (c) Include any additional or changed material information on the plan of distribution.

(2) For determining any liability under the Securities Act, to treat each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To file a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

(4) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(5) For determining any liability under the Securities Act, to treat the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act as be part of this

     Registration Statement as of the time the Commission declared it effective.

(6) For determining any liability under the Securities Act, to treat each post-effective amendment that contains a form of prospectus as a new registration statement for the securities offered in the Registration Statement, and that offering of the securities at that time as the initial bona fide offering of those securities.

                                SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Knoxville, State of Tennessee on October 5, 1998.

                              ENERGY SEARCH, INCORPORATED


                              By: /S/ RICHARD S. COOPER
                                  Richard S. Cooper
                                  President and Director



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




October 5, 1998                    /S/ CHARLES P. TORREY, JR.
                                   Charles P. Torrey, Jr.
                                   Chief Executive Officer (Principal
                                   Executive Officer) and Director






October 5, 1998                    /S/ RICHARD S. COOPER
                                   Richard S. Cooper
                                   President and Director

October 5, 1998                    /S/ ROBERT L. REMINE
                                   Robert L. Remine
                                   Secretary, Treasurer (Principal
                                   Financial and Accounting Officer), and
                                   Director

EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTIONS

Exhibit 1.1 Form of Underwriting Agreement, Agreement Among Underwriters, Selected Dealer Agreement<F1>
Exhibit 1.2    Form of Financial Consulting Agreement <F1>
Exhibit 1.3    Form of Underwriters' Warrant Agreement <F1>
Exhibit 1.4 Form of Redeemable Series A Common Stock Purchase Warrant Agreement <F3>
Exhibit 3.1    Third Amended and Restated Charter of the Registrant <F1>
Exhibit 3.2    Third Amended and Restated Bylaws of the Registrant <F1>
Exhibit 3.3    Fourth Amended and Restated Bylaws of the Registrant <F3>
Exhibit 4.1    Specimen of Common Stock Certificate <F3>
Exhibit 4.2 Specimen of Redeemable Series A Common Stock Purchase Warrant Certificate <F4>
Exhibit 4.3    Specimen of Representatives' Warrant Certificate <F3>
Exhibit 4.4    Specimen of Unit Certificate <F4>
Exhibit 5.1    Opinion of Patrick R. Sughroue, P.C.<F3>
Exhibit 5.2 Opinion of Patrick R. Sughroue, P.C. for this Post-Effective Amendment No. 1
Exhibit 9.1    Shareholder Voting Agreement and Irrevocable Proxy <F1>
Exhibit 10.1 Energy Search Natural Gas 1995-A L.P. - Limited Partnership Agreement, Dated: December 31, 1995<F1>
Exhibit 10.2 Energy Search Natural Gas 1995-A L.P. - Joint Drilling and Operating Agreement, Dated: December 31, 1995 <F1>
Exhibit 10.3 Energy Search Natural Gas 1996 L.P. - Limited Partnership Agreement, Dated: June 10, 1996 <F1>
Exhibit 10.4 Energy Search Natural Gas 1996 L.P. - Joint Drilling and Operating Agreement, Dated: June 10, 1996 <F1>
Exhibit 10.5 ESI Pipeline Operating Partnership - Limited Partnership Agreement, Dated: January 7, 1993 <F1>
Exhibit 10.6 Energy Search Natural Gas Pipeline Income Partnership - Limited Partnership Agreement, Dated: January 7, 1993 <F1>
Exhibit 10.7 Gas Servicing Agreement between the Registrant and ESI Pipeline Operating L.P., Dated: January 5, 1993 <F1>
Exhibit 10.8 Selling Agreement - Class B Convertible Preferred Shares between the Registrant and Equity Financial Corporation,
               Dated: March 4, 1996 <F1>
Exhibit 10.9 Selling Agreement -- Class A and Class B Preferred Shares between Registrant and Equity Financial Corporation, Dated:
               March 4, 1996 <F1>
Exhibit 10.10 Selling Agreement -- Variable Rate Subordinated Debentures between Registrant and Equity Financial Corporation, Dated:
               September 19, 1994 <F1>
Exhibit 10.11 Aircraft Lease between Charles P. Torrey, Jr. and the Registrant, Dated February 1, 1995 <F1>

Exhibit 10.12 Beaver Coal Company Lease between Beaver Coal Company Limited and the Registrant, Dated September 15, 1996 <F1>
Exhibit 10.13 Employment Agreements with officers and key employees of the Registrant <F1>
                        (a) Robert L. Remine
                        (b) Charles P. Torrey, Jr.
                        (c) Richard S. Cooper
Exhibit 10.14  Promissory Notes of Executive Officers in Favor of
               Registrant <F1>
                        (a) Charles P. Torrey, Jr.
                        (b) Robert L. Remine
                        (c) Richard S. Cooper
Exhibit 10.15  Stock Option Plan <F3>
Exhibit 10.16  Outside Directors Stock Option Plan <F3>
Exhibit 10.17  Form of Lock-up Agreement <F1>
Exhibit 10.18  Employment Agreement of John M. Johnston <F4>
Exhibit 13.1   Annual Report on Form 10-KSB for Year ended December 31,
               1997 <F5>
Exhibit 13.2 Annual Report on Form 10-KSB (Amendment No. 1) for Year ended December 31, 1997 <F5>
Exhibit 13.3   Quarterly Report on Form 10-QSB for Quarter ended March 31,
               1998 <F5>
Exhibit 13.4   Quarterly Report on Form 10-QSB for Quarter ended June 30,
               1998 <F5>
Exhibit 23.1 Consent of Patrick R. Sughroue, P.C. (included in opinion filed as Exhibit 5.1) <F3>
Exhibit 23.2   Consent of Ronald D. Cameron, CPA <F4>
Exhibit 23.3   Consent of Kim A. Walbe <F4>
Exhibit 23.4   Consent of Plante & Moran, L.L.P., CPA
Exhibit 23.5 Consent of Patrick R. Sughroue, P.C. for this Post-Effective Amendment No. 1 (included in opinion filed as Exhibit 5.2)
Exhibit 27.1   Financial Data Schedule <F2>
Exhibit 99.1   Registration Statement on Form 8-A filed on January 22, 1997
               <F5>
Exhibit 99.2 Definitive Proxy Statement on Schedule 14A filed on April 28, 1998 <F5>
Exhibit 99.3   Current Report on Form 8-K filed on June 30, 1998 <F5>
Exhibit 99.4   Registration Statement on Form S-3 filed on July 2, 1998
               <F5>
Exhibit 99.5   Current Report on Form 8-K filed on July 10, 1998 <F5>
Exhibit 99.6 Registration Statement on Form S-3 (Amendment No. 1) filed on September 2, 1998 <F5>
Exhibit 99.7 Registration Statement on Form S-3 (Amendment No. 2) filed on September 18, 1998 <F5>
Exhibit 99.8   Current Report on Form 8-K filed on September 24, 1998 <F5>
---------------------------------------------------------------------------

<F1> Previously filed with the Company's Registration Statement on Form
     SB-2 filed with the Securities and Exchange Commission on September
     26, 1996.

<F2> Previously filed with the Company's Amendment No. 1 to Registration
     Statement on Form SB-2 filed with the Securities and Exchange Commission on November 14, 1996.

<F3> Previously filed with the Company's Amendment No. 2 to Registration
     Statement on Form SB-2 filed with the Securities and Exchange Commission on December 27, 1996.

<F4> Previously filed with the Company's Amendment No. 3 to Registration
     Statement on Form SB-2 filed with the Securities and Exchange Commission on January 23, 1997.

<F5> Incorporated by reference pursuant to this Post-Effective Amendment
     No. 1 to the Registration Statement.